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                                                                Exhibit 10.38(n)



                                    AGREEMENT

         AGREEMENT, dated as of April 27 (this "Agreement"), by and between Hexcel Corporation (the "Company") and John J. Lee (the "Executive").

         WHEREAS, the Company and the Executive desire to agree to certain interpretations and modifications regarding the Executive's compensation arrangements, including stock incentives, and to set forth certain other terms, in connection with the termination of employment by the Executive of as the Chief Executive Officer of the Company on the date hereof.

         NOW, THEREFORE, the Company and the Executive hereby agree as follows:

         1. STOCK INCENTIVES.

            (a) Exhibit A hereto lists each agreement between the Executive and the Company pursuant to which the Executive was granted stock options with respect to which all or part of the stock options are outstanding as of April 27, 2001. The status of the vesting of, and period of exercisability for, the stock options granted pursuant to each such agreement, as agreed to between the Company and the Executive, is indicated on Exhibit A.

            (b) Exhibit B hereto lists each agreement between the Executive and the Company pursuant to which the Executive was granted restricted stock units ("RSUs") or performance accelerated restricted stock ("PARS") with respect to which all or part of the RSUs or PARS are outstanding as of April 27, 2001. The RSUs and PARS granted pursuant to the agreements listed on Exhibit B, to the extent not previously vested, are hereby fully vested as of April 27, 2001 as a result of the Retirement (as defined in each such agreement) of the Executive, and the shares of common stock of the Company underlying such RSUs and PARS shall be distributed to the Executive as soon as practicable after such date in accordance with the normal practices of the Company.

         2. SEVERANCE AGREEMENT.

            In accordance with Section 4(b) of the Executive Severance Agreement dated as of February 3, 1999 between the Company and the Executive (as amended, the "Severance Agreement"), as a result of the termination of employment by the Executive due to disability (as defined in the Severance Agreement), the Executive is entitled to receive a cash payment from the Company in the amount of $1,080,196 on or before May 7, 2001. The Executive hereby directs the Company to pay such amount (subject to Section 7(a) hereof) to Gayle Lee, his spouse. Other than satisfaction of its obligation pursuant to this Section 2, the Company shall have no further obligations to the Executive, his beneficiaries or his estate pursuant to the Severance Agreement.

         3. SERP AGREEMENT.

            As a result of the termination of the employment by the Executive due to disability (as such term is defined in the Supplemental Executive Retirement Agreement dated as

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of May 20, 1998 between the Company and the Executive (as amended, the "SERP")), the Executive will receive, on January 2, 2002, a cash payment from the Company in the amount of $2,908,854, which payment shall be in lieu of any and all other cash payments from the Company to the Executive, his beneficiaries or his estate pursuant to the SERP. The Company will also continue to pay for and maintain the life, medical and dental insurance provided for in Section 2.4 of the SERP.
Other than satisfaction of its obligations pursuant to this Section 3, the Company shall have no further obligations to the Executive, his beneficiaries or his estate pursuant to the SERP Agreement.

         4. EMPLOYMENT AGREEMENT.

            The Company and the Executive agree that the Executive's termination of employment under the Amended and Restated Employment Agreement dated as of October 11, 2000 between the Company and the Executive (as amended, the "Employment Agreement") is due to disability. The Executive shall receive, on January 2, 2002, a cash payment in the amount of $5,093,511 in respect of the deferred compensation account maintained by the Company pursuant to Section 5(d) of the Employment Agreement and, other than the obligation to make such payment, the Company shall have no further obligations to the Executive, his beneficiaries or his estate pursuant to the Employment Agreement.

         5. CHAIRMANSHIP.

            The Executive will remain as Chairman of the Board of the Company until the Board of Directors of the Company determines otherwise. So long as the Executive is Chairman of the Board of the Company, the Company will provide a suitable office and administrative staff (including Elvira Wyart) at its Stamford, Connecticut offices, and will reimburse the Executive for all reasonable and customary expenses incurred by the Executive in the ordinary course of the Executive performing his duties as Chairman of the Board of the Company.

         6. OTHER BENEFITS.

            The Company shall pay to the Executive his salary through April 27, 2001, the date of termination of the Executive's employment, and shall reimburse the Executive for all reasonable and customary expenses incurred by the Executive on or prior to April 27, 2000 in the ordinary course of the Executive performing his duties under the Employment Agreement. The Executive shall receive payment for two weeks of accrued and unused vacation. The Executive will receive all amounts to which he is entitled under the Hexcel Corporation Retirement Savings Plan, the Hexcel Corporation 401(k) Restoration Plan, the Hexcel Corporation Pension Plan, the Management Incentive Compensation Plan and any other welfare or other employee benefit or compensation plans in which the Executive participates, if any, in each case in accordance with and as provided for in the terms of each such plan.

         7. MISCELLANEOUS.

            (a) All payments or shares of stock issuable to the Executive, his spouse, his beneficiaries or his estate pursuant to this Agreement are subject to reduction to reflect applicable withholding and payroll taxes.

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            (b) This Agreement constitutes the entire agreement, and supercedes all prior agreements and understandings, both written and oral, among the parties hereto regarding the subject matter hereof.

            (c) No change, modification or waiver of any provision of this Amendment shall be valid unless the same is in writing and signed by the parties hereto.

            (d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of law rules.

            (e) This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first written above.

                                      HEXCEL CORPORATION


                                      By: /s/ Ira J. Krakower
                                         ---------------------------------------
                                         Name:  Ira J. Krakower
                                         Title: Senior Vice President


                                          /s/ John J. Lee
                                         ---------------------------------
                                         John J. Lee


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                                                                       EXHIBIT A


                                                  GRANT
                OPTION AGREEMENT                  NUMBER               VESTING                     EXERCISABILITY

Director Option Agreement dated as of April 4,    003160       Fully vested prior to     Exercisable until three years after the
1995 granting the Executive the option to                      April 27, 2001.           last day Executive serves as a director
purchase 40,000 shares of common stock of the                                            on the Board of Directors of the
Company at a price of $4.75 per share.                                                   Company; period of exercisability not
                                                                                         extended.
Employee Option Agreement dated February 29,      003255       Fully vested prior to     Period of exercisability extended to
1996 granting the Executive the option to                      April 27, 2001.           February 28, 2006.
purchase 200,000 shares of common stock of the
Company at a price of $12.50 per share.

Reload Option Agreement dated March 5, 1996       003216       Fully vested prior to     Period of exercisability extended to
granting the Executive the option to purchase                  April 27, 2001.           March 5, 2006.
40,000 shares of common stock of the Company at
a price of $12.25 per share.

Reload Option Agreement dated March 11, 1996      003219       Fully vested prior to     Period of exercisability extended to
granting the Executive the option to purchase                  April 27, 2001.           March 11, 2006.
40,000 shares of common stock of the Company at
a price of $11.625 per share.

Reload Option Agreement dated March 20, 1996      003218       Fully vested prior to     Period of exercisability extended to
granting the Executive the option to purchase                  April 27, 2001.           March 20, 2006.
80,000 shares of common stock of the Company at
a price of $11.875 per share.


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

                                                  GRANT
                OPTION AGREEMENT                  NUMBER               VESTING                     EXERCISABILITY

Reload Option Agreement dated April 15, 1996      003217       Fully vested prior to     Period of exercisability extended to
granting the Executive the option to purchase                  April 27, 2001.           April 15, 2006.
40,000 shares of common stock of the Company at
a price of $12.50 per share.

Employee Option Agreement dated March 1, 1996     003238       Fully vested prior to     Period of exercisability extended to
granting the Executive the option to purchase                  April 27, 2001.           March 1, 2006.
67,000 shares of common stock of the Company at
a price of $12.50 per share.

Employee Option Agreement dated January 2, 1997   003529       Fully vested prior to     Period of exercisability extended to
granting the Executive the option to purchase                  April 27, 2001.           April 27, 2006.
62,500 shares of common stock of the Company at
a price of $16.00 per share.

Reload Option Agreement dated February 6, 1997    003505       Fully vested prior to     Period of exercisability extended to
granting the Executive the option to purchase                  April 27, 2001.           April 27, 2006.
25,000 shares of common stock of the Company at
a price of $18.00 per share.

Employee Option Agreement dated January 2, 1998   003967       Fully vested prior to     Period of exercisability extended to
granting the Executive the option to purchase                  April 27, 2001.           April 27, 2006.
51,000 shares of common stock of the Company at
a price of $24.00 per share.

Employee Option Agreement dated October 13,       004643       Fully vested on April     Exercisable until April 27, 2004;
1998 granting the Executive the option to                      27, 2001 as a result of   period of exercisability not extended.
purchase 116,600 shares of common stock of the                 the Retirement (as
Company at a price of $8.75 per share.                         defined in the option
                                                               agreement) of the
                                                               Executive.


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

                                                  GRANT
                OPTION AGREEMENT                  NUMBER               VESTING                     EXERCISABILITY

Employee Option Agreement dated February 3,       004866       Fully vested on April     Exercisable until April 27, 2004;
1999 granting the Executive the option to                      27, 2001 as a result of   period of exercisability not extended.
purchase 14,620 shares of common stock of the                  the Retirement (as
Company at a price of $9.0625 per share.                       defined in the option
                                                               agreement) of the
                                                               Executive.

Employee Option Agreement dated December 2,       004895       Fully vested on April     Exercisable until April 27, 2004;
1999 granting the Executive the option to                      27, 2001 as a result of   period of exercisability not extended.
purchase 107,000 shares of common stock of the                 the Retirement (as
Company at a price of $5.75 per share.                         defined in the option
                                                               agreement) of the
                                                               Executive.

Employee Option Agreement dated December 2,       004899       Fully vested on April     Exercisable until April 27, 2004;
1999 granting the Executive the option to                      27, 2001 as a result of   period of exercisability not extended.
purchase 205,000 shares of common stock of the                 the Retirement (as
Company at a price of $5.75 per share.                         defined in the option
                                                               agreement) of the
                                                               Executive.

Employee Option Agreement dated December 20,      005257       Fully vested on April     Period of exercisability extended to
2000 granting the Executive the option to                      27, 2001 as a result of   April 27, 2006.
purchase 155,200 shares of common stock of the                 the Retirement (as
Company at a price of $9.9375 per share.                       defined in the option
                                                               agreement) of the
                                                               Executive.

Exchange Performance Accelerated Stock Option     004596       Fully vested on April     Period of exercisability extended to
Agreement dated October 30, 1998 granting the                  27, 2001 as a result of   April 27, 2006.
Executive the option to purchase 400,000 shares                acceleration of vesting
of common stock of the Company at a price of                   by the Company.
$12.00 per share.


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

                                                  GRANT
                OPTION AGREEMENT                  NUMBER               VESTING                     EXERCISABILITY

Employee Option Agreement dated December 20,      005247       Fully vested on April     Period of exercisability extended to
2000 granting the Executive the option to                      27, 2001 as a result of   April 27, 2006.
purchase 364,000 shares of common stock of the                 disability
Company at a price of $11.00 per share.



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                                                                       EXHIBIT B

RESTRICTED STOCK UNITS

         1. Grant of Restricted Stock Units Under The Hexcel Corporation Management Stock Purchase Plan dated February 3, 1999 for 19,837 RSUs (grant # 004942).

         2. Grant of Restricted Stock Units Under The Hexcel Corporation Management Stock Purchase Plan dated February 1, 2001 for 35,156 RSUs (grant # 005292).

PERFORMANCE ACCELERATED RESTRICTED STOCK (PARS)

         1. Performance Accelerated Restricted Stock Unit Agreement dated February 29, 1996 for 200,000 PARS (this agreement remains in effect with respect to 50,000 PARS, as the Executive previously received 150,000 shares of common stock of the Company upon the conversion of 150,000 PARS) (grant # 003317).

         2. Performance Accelerated Restricted Stock Unit Agreement dated March 1, 1996 for 20,600 PARS (grant # 003491).

         3. Performance Accelerated Restricted Stock Unit Agreement dated January 1, 1997 for 19,500 PARS (grant # 003549).

         4. Performance Accelerated Restricted Stock Unit Agreement dated March 25, 1998 for 15,300 PARS (grant # 003987).

         5. Performance Accelerated Restricted Stock Unit Agreement dated October 13, 1998 for 40,700 PARS (grant # 004839).

         6. Performance Accelerated Restricted Stock Unit Agreement dated February 3, 1999 for 5,263 PARS (grant # 004880).

         7. Performance Accelerated Restricted Stock Unit Agreement dated December 2, 1999 for 100,000 PARS (grant # 004912).

         8. Performance Accelerated Restricted Stock Unit Agreement dated December 2, 1999 for 137,000 PARS (grant # 004956).

         9. Performance Accelerated Restricted Stock Unit Agreement dated December 20, 2000 for 51,700 PARS (grant # 005268).